CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited)	January 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.9%
COMMUNICATION SERVICES - 7.9%
Interactive Media & Services - 3.4%
Alphabet Inc., Class A Shares	463,660	$45,828,154	*
Meta Platforms Inc., Class A Shares	365,737	54,483,841	*

Total Interactive Media & Services		100,311,995

Media - 4.5%
Charter Communications Inc., Class A Shares	150,858	57,976,238	*
Comcast Corp., Class A Shares	1,190,096	46,830,278
DISH Network Corp., Class A Shares	1,996,236	28,725,836	*

Total Media		133,532,352

TOTAL COMMUNICATION SERVICES		233,844,347

CONSUMER DISCRETIONARY - 1.7%
Specialty Retail - 1.7%
Home Depot Inc.	158,572	51,404,285

CONSUMER STAPLES - 2.9%
Beverages - 1.4%
PepsiCo Inc.	250,940	42,915,759

Personal Products - 1.5%
Haleon PLC, ADR	5,420,600	43,906,860	*

TOTAL CONSUMER STAPLES		86,822,619

ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Chevron Corp.	468,338	81,500,179
ConocoPhillips	1,184,979	144,413,390
Enterprise Products Partners LP	2,748,737	70,367,667

TOTAL ENERGY		296,281,236

FINANCIALS - 21.6%
Banks - 8.6%
Bank of America Corp.	3,183,946	112,966,404
JPMorgan Chase & Co.	805,049	112,674,658
US Bancorp	605,994	30,178,501

Total Banks		255,819,563

Capital Markets - 3.1%
Bank of New York Mellon Corp.	756,685	38,265,560
Charles Schwab Corp.	681,723	52,778,995

Total Capital Markets		91,044,555

Consumer Finance - 3.2%
American Express Co.	546,110	95,531,022

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2023 Quarterly Report	1

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Diversified Financial Services - 1.8%
Berkshire Hathaway Inc., Class B Shares	165,792	$51,647,524	*

Insurance - 4.9%
Marsh & McLennan Cos. Inc.	275,626	48,209,744
Progressive Corp.	375,800	51,240,330
Travelers Cos. Inc.	241,356	46,127,959

Total Insurance		145,578,033

TOTAL FINANCIALS		639,620,697

HEALTH CARE - 11.2%
Biotechnology - 1.2%
Amgen Inc.	145,283	36,669,429

Health Care Equipment & Supplies - 1.6%
Becton Dickinson and Co.	191,544	48,311,228

Health Care Providers & Services - 5.4%
Elevance Health Inc.	149,142	74,569,509
UnitedHealth Group Inc.	167,259	83,494,020

Total Health Care Providers & Services		158,063,529

Pharmaceuticals - 3.0%
Johnson & Johnson	329,045	53,772,534
Merck & Co. Inc.	327,986	35,228,976

Total Pharmaceuticals		89,001,510

TOTAL HEALTH CARE		332,045,696

INDUSTRIALS - 14.5%
Aerospace & Defense - 4.9%
Northrop Grumman Corp.	119,075	53,350,363
Raytheon Technologies Corp.	927,054	92,566,342

Total Aerospace & Defense		145,916,705

Air Freight & Logistics - 2.0%
United Parcel Service Inc., Class B Shares	314,655	58,283,546

Electrical Equipment - 1.4%
Vertiv Holdings Co.	2,907,174	41,340,014

Machinery - 6.2%
Deere & Co.	238,339	100,779,263
Illinois Tool Works Inc.	196,609	46,407,588
Otis Worldwide Corp.	425,648	35,001,035

Total Machinery		182,187,886

TOTAL INDUSTRIALS		427,728,151

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Value Fund 2023 Quarterly Report

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 4.8%
Cisco Systems Inc.	1,372,490	$66,799,088
Motorola Solutions Inc.	291,625	74,950,541

Total Communications Equipment		141,749,629

Electronic Equipment, Instruments & Components - 2.8%
TE Connectivity Ltd.	657,092	83,549,248

IT Services - 2.2%
Visa Inc., Class A Shares	282,039	64,928,198

Semiconductors & Semiconductor Equipment - 1.8%
Intel Corp.	1,024,204	28,944,005
QUALCOMM Inc.	181,912	24,232,498

Total Semiconductors & Semiconductor Equipment		53,176,503

Software - 2.2%
Microsoft Corp.	108,237	26,822,211
Oracle Corp.	435,927	38,562,102

Total Software		65,384,313

Technology Hardware, Storage & Peripherals - 0.4%
Apple Inc.	86,468	12,476,468

TOTAL INFORMATION TECHNOLOGY		421,264,359

MATERIALS - 5.2%
Chemicals - 4.0%
Air Products & Chemicals Inc.	225,127	72,155,455
PPG Industries Inc.	340,862	44,427,953

Total Chemicals		116,583,408

Construction Materials - 1.2%
Martin Marietta Materials Inc.	100,774	36,242,361

TOTAL MATERIALS		152,825,769

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	219,489	49,031,648

UTILITIES - 6.0%
Electric Utilities - 1.8%
Edison International	776,443	53,496,923

Multi-Utilities - 4.2%
Sempra Energy	778,561	124,826,685

TOTAL UTILITIES		178,323,608

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,857,596,690)		2,869,192,415

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2023 Quarterly Report	3

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 3.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	4.198%	67,881,739	$67,881,739	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.326%	29,092,174	29,092,174	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $96,973,913)			96,973,913

TOTAL INVESTMENTS - 100.2% (Cost - $1,954,570,603)			2,966,166,328
Liabilities in Excess of Other Assets - (0.2)%			(5,989,493)

TOTAL NET ASSETS - 100.0%			$2,960,176,835

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At January 31, 2023, the total market value of investments in Affiliated Companies was $29,092,174 and the cost was $29,092,174 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Large Cap Value Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

5

Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$2,869,192,415	—	—	$2,869,192,415
Short-Term Investments†	96,973,913	—	—	96,973,913

Total Investments	$2,966,166,328	—	—	$2,966,166,328

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended January 31, 2023. The following transactions were effected in such company for the period ended January 31, 2023.

	Affiliate Value at October 31, 2022	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2023
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$12,747,181	$43,400,785	43,400,785	$27,055,792	27,055,792	—	$116,299	—	$29,092,174

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